UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

WORLD SURVEILLANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD

World Surveillance Group Inc. (the “Company”) held its Annual Meeting of Stockholders on Tuesday, July 24, 2012. Following the formal business of the 2012 Annual Meeting, Anthony R. Bocchichio, the Company’s Chairman, and Glenn D. Estrella, the Company’s President and CEO, provided a management presentation, a copy of which is attached hereto as Exhibit 99.1.

The information contained in this Report on Form 8-K, including the exhibit hereto, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly stated in such filing.

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	World Surveillance Group Inc. 2012 Annual Shareholders Meeting – July 24, 2012 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: July 24, 2012	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer